NET FINANCE COSTS	12 Months Ended
Dec. 31, 2018
Analysis of income and expense [abstract]
NET FINANCE COSTS
NET FINANCE COSTS

For the years ended December 31
($ millions)	2018	2017
Interest expense on financial liabilities measured at amortized cost:
Loans and borrowings	268	162
Convertible debentures	6	9
Unwinding of discount rate	12	12
Gain in fair value of non-commodity-related derivative financial instruments	(4)	(8)
Loss on revaluation of conversion feature of convertible debentures	—	13
Foreign exchange gain and other	(3)	(3)
Net finance costs	279	185
Net interest paid of $294 million (2017: $216 million) includes interest paid during construction and capitalized of $35 million (2017: $63 million).